UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 San Felipe, 8th Floor

Houston, TX 77027

(Address of principal executive offices) (Zip code)

With a Copy To:

Gregory A. Reid, Principal Executive Officer Salient Midstream & MLP fund 4265 San Felipe, 8th Floor Houston, TX 77027 (Name and address of agent for service)	George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: (713) 993-4001

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

The following is a copy of the report transmitted to shareholders of the Salient Midstream & MLP Fund (the “Fund”), pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Salient®

May 31, 2020 (Unaudited)

Semi-Annual Report

Salient Midstream & MLP Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or broker-dealer.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or broker-dealer. Your election to receive reports in paper will apply to all funds held with Salient Capital Advisors, LLC.

Midstream & MLP Fund

Shareholder Letter (Unaudited)

Dear Fellow Shareholders:1

We are pleased to provide the semi-annual report of the Salient Midstream & MLP Fund (the “Fund” or “SMM”) (NYSE: SMM) which contains updated data as of May 31, 2020.

As of May 31, 2020, the Fund had total assets of $131.9 million, net asset value of $5.75 per share and 17.7 million common shares outstanding. The Fund’s price per share was $4.52, which represents a 21.4% discount to its net asset value (“NAV”).2

The Fund’s investment allocation is shown in the pie chart below:

For illustrative purposes only.

Source: Salient Capital Advisors, LLC (“Adviser”), May 31, 2020.

Figures are based on the Fund’s gross assets.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not indicative of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

1

The Fund’s Top 10 holdings are shown below, as of May 31, 2020:1

No.	Symbol	Name	Country	Asset Type	% of Gross Assets
1	–	EMG Utica | Offshore Co-Investment LP	United States	Midstream Company	12.2%
2	WMB	The Williams Companies, Inc.	United States	Midstream Company	7.7%
3	ENB	Enbridge, Inc.	Canada	Midstream Company	7.4%
4	EPD	Enterprise Products Partners LP	United States	MLP	5.9%
5	PAGP	Plains GP Holdings LP, Class A	United States	MLP Affiliate	5.2%
6	ET	Energy Transfer LP	United States	MLP	4.7%
7	PPL CN	Pembina Pipeline Corp.	Canada	Midstream Company	4.7%
8	TRP	TC Energy Corp.	Canada	Midstream Company	4.5%
9	ETRN	Equitrans Midstream Corp.	United States	MLP Affiliate	4.5%
10	OKE	ONEOK, Inc.	United States	Midstream Company	4.2%

					61.0%

During the period (December 1, 2019 – May 31, 2020), the Fund’s NAV and market price total return were -28.6% and -33.6%, respectively, compared to -22.2% for the Alerian Midstream Energy Select Index (AMEI), during the same period.2,3 Some of the top contributing investments held by the Fund during the fiscal year include Tallgrass Energy, L.P. (NYSE: TGE), NextEra Energy Partners, L.P. (NEP) and Cheniere Energy Partners, L.P. (CQP). Top detractors to Fund performance include Targa Resources Corp. (TRGP), Antero Midstream Corp. (AM) and Genesis Energy, L.P. (GEL).

Performance Snapshot

as of May 31, 2020 (Unaudited)

Price Per Share	12/1/19-5/31/20 Total Return*	Since Inception* (Annualized)
$5.75 (NAV)	-28.6%	-7.33%
$4.52 (Market Price)	-33.6%	-10.07%

Source: Salient Capital Advisors, LLC (“Adviser”), May 31, 2020.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions. Inception date of the Fund was May 25, 2012.

1 Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Data are based on total market value of Fund investments unless otherwise indicated. The data provided are for informational purposes only and are not intended for trading purposes.

2 Source: Alerian, May 31, 2020. Effective on January 1, 2019, the Alerian Midstream Energy Select Index (AMEI Index) replaced the Alerian MLP Index (AMZ Index) as the Fund’s primary benchmark index. We believe the AMEI Index more closely aligns to the Fund’s investment strategies as a result of changes recently made to the composition of the AMEI Index. Alerian Midstream Energy Select Index”, “Alerian Midstream Energy Select Total Return Index”, “AMEI” and “AMEIX” are trademarks of Alerian and their use is granted under a license from Alerian. Past performance is not indicative of how the index will perform in the future. The index reflects the reinvestment of dividends and income and does not reflect deductions for fees, expenses or taxes. The index is unmanaged and is not available for direct investment. Alerian Midstream Energy Select Index (AMEI) is a composite of North American midstream energy infrastructure companies that are engaged in activities involving energy commodities. The capped, float-adjusted, capitalization-weighted index is disseminated in real time on a price-return basis. Inception date of the AMEI is April 1, 2013.

3 Past performance is not indicative of future results.

2

Market Review

We began this reporting period with midstream set to close the book on a solid year that got better over the last month yet still felt somewhat unsatisfying.1 For the month, the Alerian Midstream Energy Select Index (AMEI) gained 8.6% and finished calendar year 2019 up 22.3%.2 U.S. midstream got a boost in December as the Organization of the Petroleum Exporting Countries (OPEC) announced that it would deepen existing production cuts by an additional 500 thousand barrels per day (mbpd) through March 2020.3 With OPEC slowing, focus then returned to the U.S., which has been supplying the lion’s share of incremental global demand for the last several years. Midstream had been impacted by worries that the latest spate of pipeline projects to provide takeaway capacity out of the prolific Permian Basin were set to be placed in service at the exact time that the breakneck growth of production in the Permian Basin was slowing.4 With the latest wave of energy infrastructure buildout largely complete, we focused our attention on the midstream companies that have proven over the years to be prudent stewards of capital. Normally an 8% month and 22% year would be reason to celebrate but perhaps the S&P 500 Index’s 31.5% appreciation in 2019 dampened the mood.5

January was a tale of two halves for midstream. Midstream got off to a promising start before energy demand fears took hold in the back half of the month resulting in a disappointing 4.0% decline as measured by the AMEI.2 For the first half of the month, midstream traded higher as tensions rose in the Middle East after the January 2 killing of Iranian Quds Force leader Qassam Soleimani in Baghdad.6 Crude oil rose to $63/barrel (bbl) as the world braced for an Iranian response.5 When Iran’s response was muted, crude oil quickly retreated, which we believe likely led to profit taking. It was also in January that we really started paying attention to a new virus that was emanating from a city that would soon become (in)famous: Wuhan, China. Within a week, China had quarantined several cities with a combined 50 million (mm) population and grounded many of its domestic flights. Since China has been the predominant driver of incremental energy demand in the world for the better part of the last 20 years, the impact of this shutdown was devastating to global energy prices. Crude oil fell from $63/bbl to below $50/bbl in early February while liquefied natural gas (LNG) spot rates fell to all-time lows as well.5,7 The AMEI tumbled 6.3% over the last nine trading days of May to finish down 4.0%.2

Fears surrounding the spread of the new coronavirus (Covid-19) gripped the global financial markets in February, which drove equity prices sharply lower.8 The S&P 500 set an all-time high close of 3,386 on February 19, 2020, and closed the month 13% lower at 2,954.5 Midstream could not escape the carnage as the AMEI fell 10.3% in February.2 Energy faced enormous headwinds with the world’s second largest economy sputtering. Chinese economic activity was down roughly 60% year-over- year (y/y) and it only got worse, a lot worse, in March.5

March and first quarter 2020 were simply dreadful. The combination of global energy demand destruction due to the coronavirus and accelerated crude oil supply given the war of words between Russia and Saudi Arabia put midstream investors in a vice. The AMEI lost -41.5% for the month (previous worst month was -13.5% in September 2015) and -49.6% for the quarter.2 Crude oil began the year trading north of $60/bbl and ended the quarter at $20.48/bbl, the lowest price since 2002.5 With stay-at-home measures in place affecting billions of people around the globe estimates pegged destruction of energy demand as high as 35%.9 Before the crisis, global crude oil production was around 100 million barrels per day (mmbpd) so it was feared that global production was as much as 35 mmbpd more than necessary.9 Immediately, investor concerns focused on crude oil storage tanks filling up globally and production not being able to be curtailed fast enough.

1 Midstream The oil and gas industry is usually divided into three major components: upstream, midstream and downstream. The midstream sector involves the transportation (by pipeline, rail, barge, oil tanker or truck), storage, and wholesale marketing of crude or refined petroleum products.

2 Source: Alerian, May 2020. Past performance is not indicative of future results. One cannot directly invest in an index.

3 Source: OPEC, May 2020. OPEC is a group consisting of 12 of the world’s major oil-exporting nations. OPEC was founded in 1960 to coordinate the petroleum policies of its members and to provide member states with technical and economic aid.

4 The Permian Basin is a sedimentary basin largely contained in the western part of the U.S. state of Texas and the southeastern part of the U.S. state of New Mexico.

5 Source: Bloomberg, May 2020. The S&P 500 is a stock market index that measures the stock performance of 500 large companies listed on stock exchanges in the United States.

6 Source: New York Times, January 2020.

7 Liquefied natural gas (LNG) is natural gas that has been cooled down to liquid form for ease and safety of non-pressurized storage or transport.

8 Covid-19 is a disease caused by a new strain of coronavirus.

9 Source: Energy Information Administration (EIA), May 2020.

3

As it turned out, the midstream “storm” proved to be very violent but blessedly short. Following March’s historic collapse, midstream had its best month in the history of the AMEI with a gain of 32.8% in April, more than double the old record of 16.1% set back in January 2019.2 We believe that the Federal Reserve (Fed) actions during the month, injecting liquidity into the markets and announcing it would purchase high yield bonds was a major reason for the meaningful gains.10 Since the midstream space tends to trade closely with high-yield credit spreads in times of stress and recovery, equity values in the space responded accordingly as the spread contracted considerably following the Fed actions.11 Crude oil also had a historic month with the front month contract trading to an unprecedented negative value, all the way to -$37/bbl—on its last day of trading on April 20.5 While this anomaly was arguably the result of a disconnect between physical and financial crude oil markets, investors were absolutely panicked that we would run out of global crude oil storage. Fortunately, that didn’t happen. We were encouraged by the first quarter 2020 earnings reported by midstream and the relatively mild reductions in publicly available 2020 EBITDA (earnings before interest, tax, depreciation and amortization) guidance we saw during the reporting period, which in the grand scheme of things did not seem too bad given the unprecedented economic carnage we experienced in the first four months of the year.12

May saw a continued return toward “normalcy” with the AMEI gaining another 7.1%.2 Midstream, and energy in general, benefited from the gradual reopening of the economy following the Covid-19 induced shutdown. Commodity prices stabilized with crude oil climbing steadily throughout May to close above $35/bbl.5 Anecdotally, we were hearing about shale production that was shut-in in March when energy demand and prices collapsed being brought back into production. While we do not want to see a full-blown opening of the spigots since it would likely halt the nascent recovery in crude oil prices, hearing about throughput volumes potentially increasing versus what we have heard for the last nine months was a welcome change. We were also encouraged by reports that China’s energy consumption has already reached pre-crisis levels.13

We are in a much better place today than we were just two months ago, but there is still work to be done. We continue to focus on names that we believe will not just survive but thrive in what will likely be a lower production environment for the foreseeable future. We believe that the names that took advantage of the crisis and right-sized their payouts will have a distinct cash flow advantage over their competitors as they can use that excess cash flow to de-lever or buyback depressed debt.14 While we are encouraged by the sharp reversal in equity prices for midstream over the last two months, through the end of May, the AMEI still trails the S&P 500 for the year by a wide margin, -28.3% vs. -5.0%.2

We believe there are opportunities in midstream over the back half of 2020 and we appreciate your confidence in investing with us.

Sincerely,

Gregory A. Reid

President

MLP Business, Salient Capital Advisors, LLC

10 The Federal Reserve System is the central banking system of the United States of America.

11 Credit spread is the difference between the quoted rates of return on two different investments, usually of different credit qualities but similar maturities. It is often an indication of the risk premium for one investment product over another.

12 Source: Company Filings, May 2020. A company’s earnings before interest, taxes, depreciation and amortization (EBITDA) is an accounting measure calculated using a company’s earnings, before interest expenses, taxes, depreciation, and amortization are subtracted, as a proxy for a company’s current operating profitability.

13 Source: Business Insider, May 2020.

14 Free cash flow (FCF) represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

4

Key Financial Data (Unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

Period Ended May 31, 2020
Net investment Income	$1,064,161
Reconciling items:
Return of capital of distributions(a)	4,452,858
Realized option premiums(b)	182,408

Distributable cash flow (non-GAAP)	$5,699,427
Distributions paid on common stock	$4,093,885
Distributable cash flow coverage ratio (non-GAAP)	1.39

Reconciliation of distributable cash flow to GAAP

(a) GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b) We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2—Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

5

Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

May 31, 2020

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies—128.9%
Gathering & Processing—26.8%
United States—26.8%
Antero Midstream Corp.(a)	915,183	$4,374,575
EMG Utica | Offshore Co-Investment LP(b)(c)	16,000,000	16,143,302
Enable Midstream Partners LP(c)	31,084	129,310
EnLink Midstream LLC(c)	199,079	469,827
Hess Midstream LP, Class A(a)(c)	53,715	1,043,145
Noble Midstream Partners LP(c)	79,523	768,987
Targa Resources Corp.(a)(d)	242,063	4,330,507

		27,259,653

Liquids Transportation & Storage—34.1%
Canada—18.6%
Enbridge, Inc.(a)	301,091	9,770,403
Gibson Energy, Inc.	208,334	3,222,947
TC Energy Corp.(a)	132,152	5,948,161

		18,941,511

United States—15.5%
Genesis Energy LP(c)	59,198	474,768
Holly Energy Partners LP(c)(d)	21,628	349,508
MPLX LP(a)(c)(d)	226,287	4,297,190
NuStar Energy LP(a)(c)	77,900	1,353,123
Phillips 66 Partners LP(a)(c)	38,592	1,724,291
Plains GP Holdings LP, Class A(a)(c)	684,593	6,839,084
Shell Midstream Partners LP(a)(c)	55,367	746,901

		15,784,865

Natural Gas Pipelines & Storage—58.5%
Canada—15.9%
Keyera Corp.	339,953	5,387,496
Pembina Pipeline Corp.	182,933	4,578,813
Pembina Pipeline Corp. (CAD)(a)	248,436	6,207,066

		16,173,375

United States—42.6%
Cheniere Energy Partners LP(a)(c)	63,603	2,145,965
Energy Transfer LP(a)(c)	765,809	6,249,002
Enterprise Products Partners LP(a)(c)(d)	406,502	7,764,188
Equitrans Midstream Corp.(a)	728,338	5,892,254
Kinder Morgan, Inc.(a)	321,176	5,074,581
ONEOK, Inc.(a)(d)	151,403	5,554,976
TC PipeLines LP(a)(c)	14,714	517,197
The Williams Companies, Inc.(a)(d)	500,348	10,222,110

		43,420,273

Oil Service & Other Specialty—1.0%
United States—1.0%
Enviva Partners LP(a)(c)	28,604	1,000,568

See accompanying Notes to Financial Statements.	6

Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

May 31, 2020

	Shares/Units	Fair Value
Other Energy & Infrastructure—4.4%
United States—4.4%
NextEra Energy Partners LP(a)(c)	59,231	$3,027,296
Rattler Midstream LP(a)	167,485	1,408,549

		4,435,845

Refined Products—4.1%
United States—4.1%
Magellan Midstream Partners LP(a)(c)(d)	93,063	4,219,476

Total Master Limited Partnerships and Related Companies (Cost $109,332,514)		131,235,566

Total Investments—128.9% (Cost $109,332,514)		131,235,566
Credit Facility—(29.0%)		(29,500,000)
Other Assets and Liabilities—0.1%		84,348

Total Net Assets Applicable to Common Shareholders—100.0%		$101,819,914

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(a) All or a portion of these securities are held as collateral for the line of credit agreement. As of May 31, 2020, the total fair value of securities held as collateral for the line of credit agreement is $72,121,907.

(b) EMG Utica | Offshore Co-Investment LP is a restricted security exempt from registration under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the Notes to Financial Statements for further information.

(c) The security is considered a non-income producing security as the dividends received during the period are treated as return of capital per the Generally Accepted Accounting Principles.

(d) All or a portion of these securities are held as collateral for the written call options. As of May 31, 2020, the total fair value of securities held as collateral for the written call options is $6,275,273.

Written Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Fair Value	Unrealized Appreciation (Depreciation)
Enterprise Products Partners LP	Morgan Stanley	$20.00	June 2020	406	$775,460	$(14,210)	$(4,380)
Magellan Midstream Partners LP	Morgan Stanley	45.00	June 2020	93	421,662	(16,740)	(8,258)
MPLX LP	Morgan Stanley	20.00	June 2020	164	311,436	(7,380)	690
ONEOK, Inc.	Morgan Stanley	35.00	June 2020	142	520,998	(41,535)	810
Targa Resources Corp.	Morgan Stanley	18.00	June 2020	484	865,876	(55,660)	(16,355)
Williams Cos., Inc.	Morgan Stanley	20.50	June 2020	500	1,021,500	(20,000)	(4,895)

					$3,916,932	$(155,525)	$(32,387)

See accompanying Notes to Financial Statements.	7

Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

May 31, 2020

Salient Midstream & MLP Fund invested in the following industries as of May 31, 2020:

	Value	% of Total Investments
Gathering & Processing	$27,259,653	20.8%
Liquids Transportation & Storage	34,726,376	26.4%
Natural Gas Pipelines & Storage	59,593,648	45.4%
Oil Service & Other Specialty	1,000,568	0.8%
Other Energy & Infrastructure	4,435,845	3.4%
Refined Products	4,219,476	3.2%

Total	$131,235,566	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of May 31, 2020:

	Value	% of Total Investments
Canada	$35,114,886	26.8%
United States	96,120,680	73.2%

Total	$131,235,566	100.0%

See accompanying Notes to Financial Statements.	8

Statement of Assets, Liabilities and Shareholders’ Equity (Unaudited)

Salient Midstream & MLP Fund

May 31, 2020

Assets:
Investments, at value (cost $109,332,514)	$131,235,566
Cash and cash equivalents	429,086
Receivable for investments sold	15,105
Dividends receivable	240,066
Tax refund receivable	6,152
Prepaids and other assets	11,739

Total Assets	131,937,714

Liabilities:
Credit Facility	29,500,000
Written options, at fair value (premiums received $123,138)	155,525
Payable for investments purchased	15,394
Payable to advisor	128,129
Interest payable	30,201
Line of credit commitment fees payable	1,693
Accounts payable and accrued expenses	286,858

Total Liabilities	30,117,800

Net Assets applicable to common shareholders	$101,819,914

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 17,722,448 shares issued and outstanding (unlimited shares authorized)	$177,224
Paid-in capital	345,250,970
Total distributable earnings	(243,608,280)

Net assets applicable to common shareholders	$101,819,914

Net Asset Value:
Net assets applicable to common shareholders	$101,819,914
Common shares outstanding	17,722,448
Net asset value per common share outstanding	$5.75

See accompanying Notes to Financial Statements.	9

Statement of Operations (Unaudited)

Salient Midstream & MLP Fund

For the Six Months Ended May 31, 2020

Investment Income:
Distributions from master limited partnerships	$3,005,921
Less return of capital on distributions	(3,005,921)

Net investment income from master limited partnerships	—
Dividends from master limited partnership related companies	4,651,905
Less return of capital on dividends	(1,446,937)

Net investment income from master limited partnership related companies	3,204,968
Foreign taxes withheld	(197,402)

Total Investment Income	3,007,566

Operating Expenses:
Investment advisory fee	974,935
Management fee	80,000
Administration fees	73,203
Custodian fees	9,297
Interest expense	473,454
Commitment fees	14,715
Professional fees	158,392
Transfer agent fees	11,482
Compliance fees	38,912
Other expenses	109,015

Total Expenses	1,943,405

Net Investment Income	1,064,161

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(32,972,770)
Net realized gain on written options	182,408
Net realized loss on foreign currency	(39,962)

Net realized loss	(32,830,324)

Change in unrealized appreciation/depreciation on:
Investments	(10,896,099)
Written options	(117,106)

Change in unrealized appreciation/depreciation from investments and written options	(11,013,205)

Net Realized and Unrealized Loss from Investments and Written Options	(43,843,529)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(42,779,368)

See accompanying Notes to Financial Statements.	10

Statements of Changes in Net Assets

Salient Midstream & MLP Fund

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Operations:
Net investment income/(loss)	$1,064,161	$(855,509)
Net realized loss, net of income taxes	(32,830,324)	(24,020,091)
Change in unrealized appreciation/depreciation	(11,013,205)	7,814,261

Net decrease in net assets applicable to common shareholders resulting from operations	(42,779,368)	(17,061,339)

Distributions:
From distributable earnings	(4,093,885)	(2,120,677)
From return of capital	—	(10,001,477)

Total distributions to common shareholders	(4,093,885)	(12,122,154)

Net decrease in net assets applicable to common shareholders	$(46,873,253)	$(29,183,493)

Net Assets:
Beginning of period	148,693,167	177,876,660

End of period	$101,819,914	$148,693,167

See accompanying Notes to Financial Statements.	11

Statement of Cash Flows (Unaudited)

Salient Midstream & MLP Fund

For the Six Months Ended May 31, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(42,779,368)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Purchase of investments	(175,717,219)
Proceeds from disposition of investments	187,636,955
Premiums from written options	574,191
Proceeds paid to cover written options	(323,888)
Premiums paid on exercised written options	(124,837)
Net realized loss on investments	32,972,770
Net realized gain on written options	(182,408)
Change in unrealized appreciation/depreciation from investments	10,896,099
Change in unrealized appreciation/depreciation from written options	117,106
Change in operating assets and liabilities:
Interest and dividends receivable	76,666
Tax refund receivable	(6,152)
Prepaids and other assets	14,126
Interest payable	(61,143)
Payable to Advisor	(64,382)
Line of credit commitment fees payable	(8,383)
Accounts payable and accrued expenses	(51,400)

Net cash provided by operating activities	12,968,733

Cash Flows from Financing Activities:
Advances from credit facility	74,500,000
Repayments on credit facility	(84,089,219)
Distributions paid to common shareholders, net of reinvestments	(4,093,885)

Net cash used in financing activities	(13,683,104)

Net increase in cash and cash equivalents	(714,371)
Cash and cash equivalents at beginning of year	1,143,457

Cash and cash equivalents at end of period	$429,086

Supplemental Schedule of Cash Activity:
Cash paid for interest during the period	$534,597
Cash paid for line of credit commitment fees during the period	(8,383)

See accompanying Notes to Financial Statements.	12

Financial Highlights

Salient Midstream & MLP Fund

	Six Months Ended May 31, 2020 (Unaudited)		Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016(a)	Year Ended November 30, 2015(a)
Per Common Share Data:(b)
Net Asset Value, beginning of period	$8.39		$10.04	$11.23	$14.37	$14.23	$27.80
Income/(loss) from operations:
Net investment income/(loss)(c)	0.06		(0.05)	(0.12)	0.00 (d)	0.11	0.09
Net realized and unrealized gain/(loss) from investments	(2.47)		(0.91)	(0.31)	(2.16)	1.17	(11.99)

Net increase (decrease) resulting from operations	(2.41)		(0.96)	(0.43)	(2.16)	1.28	(11.90)

Distributions paid from:
Net investment income	(0.06	)(i)	(0.12)	—	—	(0.11)	(0.09)
In excess of net investment income	(0.17	)(i)	—	(0.06)	—	(1.00)	(1.28)
Net realized gains	—		—	—	—	—	(0.20)
Return of capital	—		(0.57)	(0.70)	(0.98)	(0.03)	(0.10)

Net Asset Value, end of period	$5.75		$8.39	$10.04	$11.23	$14.37	$14.23

Per common share market value, end of period	$4.52		$7.09	$8.41	$10.22	$13.40	$12.82

Total investment return based on market value(e)(f)	(33.57)%		(8.23)%	(11.05)%	(17.08)%	16.97%	(46.45)%

Ratios to Average Net Assets:(g)
Net investment income/(loss)	1.75%		(0.49)%	(1.09)%	0.01%	1.01%	0.41%
Net operating expenses (including tax expense/benefit)	3.20%		3.49%	3.26%	2.40%	2.34%	(1.90)%
Net operating expenses (excluding tax benefit/expense)	3.20%		3.49%	3.26%	2.87%	3.09%	2.72%
Supplemental Data:
Net assets applicable to common shareholders, end of period (in 000s)	$101,820		$148,693	$177,877	$199,045	$254,618	$252,157
Average net assets (000s)	$121,393		$173,820	$200,269	$236,834	$201,307	$396,335
Portfolio turnover (f)	115.37%		44.75%	45.27%	23.72%	93.44%	28.64%
Asset coverage per $1,000 unit of senior indebtedness(h)	$4,452		$4,804	$3,402	$3,585	$3,817	$3,284
Short-term borrowings, end of period (000s)	$29,500		$39,089	$74,039	$76,989	$90,389	$110,400

(a) At and prior to November 30, 2016, Salient Midstream & MLP Fund presented information on a consolidated basis. See Note 1 for additional information.

(b) Information presented relates to a common share outstanding for periods indicated.

(c) Per share net investment income/(loss) has been calculated using the average daily shares method.

(d) Amount represents less than $0.01 per share.

(e) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the Dividend Reinvestment Plan (“DRIP”).

(f) Not annualized for periods less than one year.

(g) Annualized for periods less than one year.

(h) Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(i) The Fund has estimated the character of distributions for the six month period ended May 31, 2020. Final characterization of the Fund’s 2020 distributions to its common shareholders will be finalized based upon the Fund’s fiscal-year income and distributions as of November 30, 2020. Therefore, it is likely that some portion of the Fund’s 2020 net investment income and distributions to its common shareholders will be recharacterized for financial statement and U.S. federal income tax purposes subsequent to year-end and reflected accordingly in the Fund’s year-end financial statements.

See accompanying Notes to Financial Statements.	13

Notes to Financial Statements (Unaudited)

May 31, 2020

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees of the Fund (each member thereof a “Trustee” and collectively, the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Advisor”) to manage the Fund’s portfolio and operations. The Advisor is a Texas limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Advisor is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Prior to September 30, 2016, the Fund invested up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “C-Corp Subsidiary”). The C-Corp Subsidiary, which was organized under the laws of the State of Delaware, was controlled by the Fund, and was therefore consolidated in the Fund’s financial statements until the C-Corp Subsidiary’s liquidation on September 30, 2016. The Fund invested in the C-Corp Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). In December 2015, the Advisor recommended, and the Board approved, a plan of liquidation of the C-Corp Subsidiary (the “Plan”). As of January 21, 2016, all investments held by the C-Corp Subsidiary were sold and none were transferred to the Fund. Pursuant to the Plan, the C-Corp Subsidiary ceased operation and simultaneously transferred its other assets and liabilities to the Fund. The liquidation of the C-Corp Subsidiary was completed on September 30, 2016. Where the context requires for reporting of years prior to the liquidation, the “Fund” includes both the Fund and the C-Corp Subsidiary.

The Fund owns 100% of the limited partnership interests of EMG Utica I Offshore Co-Investment, LP (“EMG Utica”). EMG Utica holds a non-controlling underlying interest in Mark West Utica EMG, L.L.C., which is a joint venture between Mark West Energy Partners, L.P. (“Mark West”) and The Energy and Minerals Group (“EMG”). Mark West is owned by MPLX LP (NYSE: MPLX), which is a U.S. domiciled publicly traded master limited partnership that owns, operates, develops, and acquires midstream energy infrastructure assets. EMG is a private investment firm that targets equity investments in the energy and minerals sector. EMG Utica is considered a variable interest entity (“VIE”) as it is a partnership and the Fund, as the limited partner, lacks the ability to remove the general partner and does not have any substantive participating rights, as these reside with EMG Utica Co-Investment GP, LLC, the general partner for EMG Utica. This means the general partner of EMG Utica has full, exclusive and unilateral power and authority to manage, control, administer and operate the assets and business affairs of EMG Utica. Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, “Consolidation”, prior to the adoption of ASC update 2015-02, management believed the Fund was the primary beneficiary as it owned 100% of EMG Utica and had the right to receive the economic benefit from the investment, and therefore consolidated EMG Utica in the Fund’s financial statements for the years ended November 30, 2016 and 2015. Under ASC Update 2015-02, which the Fund adopted effective the year ended November 30, 2017, consolidation of a VIE’s financial statements would occur if a limited partner has the power to direct the activities and the right to receive the benefits from the entity considered for consolidation. EMG Utica is no longer consolidated within the Fund’s financial statements, effective the year ended November 30, 2017.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Fund. The Fund is an investment company and follows the investment company accounting and reporting guidance under FASB ASC Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

14

Notes to Financial Statements, continued (Unaudited)

May 31, 2020

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by ALPS Fund Services, Inc., the Fund’s independent administrator (the “Administrator” or “ALPS”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor of the Fund’s valuation policies.

The Board has authorized the Advisor to establish a valuation committee of the Advisor (the “Advisor Valuation Committee”). The Advisor Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by the Advisor or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•	SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date.

•	PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.
•	DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask prices of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•	SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

•

INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net

15

Notes to Financial Statements, continued (Unaudited)

May 31, 2020

asset value (the “NAV”) as a practical expedient, as reported by the Investment Fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•	OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. Valuation techniques such as the market approach and/or income approach may be used when sufficient and reliable data is available. If events occur that affect the value of the Fund’s securities before the NAV has been calculated, the securities so affected will generally be priced using fair value procedures.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains on investments.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

16

Notes to Financial Statements, continued (Unaudited)

May 31, 2020

The restricted securities held at May 31, 2020 are identified below and are also presented in the Fund’s Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Shares/Units	Cost	Fair Value
EMG Utica I Offshore Co-Investment, LP	15.9%	2/22/2013	16,000,000	$16,000,000	$16,143,302

Total Restricted Securities	15.9%			$16,000,000	$16,143,302

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Fund may invest in swap agreements, including credit default and total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a reference rate based on the average interest rate at which major global banks can borrow from one another) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

17

Notes to Financial Statements, continued (Unaudited)

May 31, 2020

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swaps.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

Liabilities
Written Options, at Fair Value
Equity Risk Exposure:
Written Call Options	$155,525

The following is a summary of the effect of derivative instruments on the Statement of Operations for the period ended May 31, 2020:

	Net Realized Gain on Written Options	Change in Unrealized Appreciation/ Depreciation on Written Options
Equity Risk Exposure:
Written Call Options	$182,408	$(117,106)

As described above, the Fund utilized derivative instruments to achieve its investment objective during the period ended May 31, 2020. The Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2020.

The following is a summary of the average monthly notional value of written options during the period ended May 31, 2020:

	Average Monthly Notional Value	Notional Value Outstanding at May 31, 2020
Written Call Options	$3,610,366	$3,916,932

(k) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Code in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund generally makes quarterly distributions to shareholders. Net realized capital gains, if any, are distributed annually. Distributions from net realized gains may include short-term capital gains. All net short term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature

18

Notes to Financial Statements, continued (Unaudited)

May 31, 2020

(e.g., return of capital and differing treatment on partnership investments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, differing treatment on partnership investments, late year ordinary loss deferrals and capital loss carryforwards) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

(l) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements. With respect to the Fund, the Advisor has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(m) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended May 31, 2020, the Fund estimated that approximately 100% of the MLP distributions received and certain distributions received from master limited partnership related companies would be treated as a return of capital. The Fund recorded as return of capital the amount of $4,452,858 of dividends and distributions received from its investments.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that are developed based on the best information available

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Advisor Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. When observable prices are not available, the Advisor Valuation Committee may use one or more valuation techniques such as the market approach, the income approach, or internal pricing models for which sufficient and reliable data is available. The market approach generally consists of using comparable market data and transactions. The income approach generally consists of estimating future cash flows from an investment to determine the net present value. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within

Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Advisor is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation

19

Notes to Financial Statements, continued (Unaudited)

May 31, 2020

policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Advisor to oversee the implementation of the Board approved valuation procedures by the Administrator. The Advisor Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The

Advisor Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Advisor Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of May 31, 2020. The breakdown by category of equity securities is disclosed in the Schedule of Investments.

	LEVEL 1	LEVEL 2		LEVEL 3	Investments Valued at NAV as a Practical Expedient*	Total
	Investment Securities	Investment Securities	Other Financial Instruments^	Investment Securities	Investment Securities	Investment Securities	Other Financial Instruments^
Master Limited Partnerships and Related Companies	$115,092,264	$—	$—	$—	$16,143,302	$131,235,566	$—
Written Options	—	—	(155,525)	—	—	—	(155,525)

Total	$115,092,264	$—	$(155,525)	$—	$16,143,302	$131,235,566	$(155,525)

* In accordance with ASC Subtopic 820-10, certain investments that are measured at fair value using the NAV (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliations of the fair value hierarchy to the amounts presented in the Statement of Assets, Liabilities and Shareholders’ Equity.

^ Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as investment securities, such as written call options. The fair value and unrealized gain or loss on these investments are generally presented in the Schedule of Investments.

There were no transfers in or out of Level 3 for the period ended May 31, 2020.

EMG Utica’s latest dissolution date is December 31, 2021, with the ability to extend for up to a maximum of two consecutive one-year periods at the election of the general partner, EMG Utica Co-Investment GP, LLC. The Fund does not have any unfunded commitments in EMG Utica and the investment cannot be sold by the Fund without the consent of EMG Utica Co-Investment GP, LLC. EMG Utica is valued at NAV as a practical expedient as presented in the table above.

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $50,000,000 committed lending facility. Prior to April 21, 2020, BNS provided a $100,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The Fund initially entered the Agreement on November 17, 2014, and the Agreement provides the Fund with a rolling 364 day commitment period. The average principal balance and weighted average interest rate for the period ended May 31, 2020, was approximately $42,435,210 and 2.11%, respectively. At May 31, 2020, the principal balance outstanding was $29,500,000 at an interest rate of 1.13%, and the aggregate market value of the securities held as collateral was $72,121,907, representing 70.83% of net assets.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund, the Agreement or the financial instruments in which the Fund invests cannot yet be determined.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Code applicable to RICs and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

20

Notes to Financial Statements, continued (Unaudited)

May 31, 2020

The tax character of dividends paid to shareholders during the tax year ended in 2019 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$ 2,120,677	$—	$2,120,677	$ 10,001,477	$12,122,154

The following information is provided on a tax basis as of May 31, 2020:

Cost of Investments	$118,585,210

Gross unrealized appreciation	16,905,013
Gross unrealized depreciation	(4,254,657)
Net appreciation (depreciation) of foreign currency and derivatives	(32,387)

Net unrealized appreciation (depreciation)	12,617,969

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on partnership investments, straddle loss deferrals and wash sales for tax and book purposes.

As of the end of the tax year ended November 30, 2019, the Fund also has available for tax purposes unused capital loss carryovers (“CLCOs”) as follows:

Short-Term	Long-Term
$141,813,763	$65,484,586

(6) INVESTMENT TRANSACTIONS

For the period ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $175,732,613 and $182,842,088, respectively.

(7) SERVICE PROVIDERS

ALPS serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for administrative, accounting and recordkeeping services of the Fund.

Citibank, N.A. serves as the Fund’s custodian.

Computershare, Inc. serves as the transfer agent, DRIP Plan Administrator agent and dividend paying agent for the Fund.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Advisor, under the terms of the Investment Management Agreement between the Advisor and the Fund, the Fund pays the Advisor a management fee equal to 1.20% annually of the average monthly total assets of the Fund. For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets on the last business day of that month with the total assets on the last business day of the prior month. The fee is accrued daily and payable monthly.

In connection with the investment in EMG Utica, the Fund pays a management fee to EMG MUH, LP, an affiliate of EMG Utica, calculated at 1.0% annually of the contributed capital. The fee is payable quarterly in advance.

Also in connection with the investment in EMG Utica, the Fund is entitled to distributions in accordance with the terms of the limited partnership agreement. The terms of the limited partnership agreement allows for a portion of certain distributions to be paid to EMG MUH, LP as “carried interest” and represents a share of the profits.

(9) TRUSTEE AND OFFICER FEES

The Fund’s operations are managed under the direction and oversight of the Board of Trustees. The Board of Trustees appoints Officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board of Trustees. The Officers serve at the pleasure of the Board of Trustees.

The Fund does not pay any compensation directly to the Officers or Trustees who are also Trustees, Officers or employees of Salient

Management or its affiliates, except as noted below. As of May 31, 2020, there were six Trustees, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Fund may also serve as Trustees of other registered investment companies managed by the Advisor and its affiliates, including Salient MF Trust and Forward Funds (together with the Fund, the “Trusts”). Each fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $50,000 per year. Each fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in

21

Notes to Financial Statements, continued (Unaudited)

May 31, 2020

person at a regular meeting and $1,500 for attendance by telephone at a regular meeting; $1,500 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee, the Chairman of the Valuation Committee, and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $16,000, $6,000, $5,000, $2,500 and $5,000, respectively per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receives $1,000, respectively per year, and each member of the Valuation Committee receives $500 per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Fund. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Chief Compliance Officer of the Fund (“CCO”) is an employee of, and is compensated by, the Advisor. As of May 31, 2020, the Fund has agreed to pay the Advisor approximately $78,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Fund (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Fund. The Board approves annually an allocation of such costs among such personnel, and the Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

(10) INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

(11) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s NAV to decline. When financial leverage is used, the NAV and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune

22

Notes to Financial Statements, continued (Unaudited)

May 31, 2020

times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(g) MIDSTREAM RISK

Midstream Companies and MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

(12) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 17,722,448 shares issued and outstanding at May 31, 2020. There was no capital share activity for the period ended May 31, 2020.

(13) SUBSEQUENT EVENTS

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity and general demand, as well as societal concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as specific economic sectors and/or economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

23

Supplemental Information (Unaudited)

May 31, 2020

The table below shows each Trustee and executive officer’s full name, year of birth, the position held with the Fund, the length of time served in that position, his/her principal occupation during the past five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Interested Trustees*

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Gregory A. Reid* Year of Birth: 1965	Trustee (since 2020); President and Chief Executive Officer (since inception)	President and Chief Executive Officer, Salient Midstream & MLP Fund (since inception); President, MLP Complex, Salient, (since 2011).	6	Forward Funds (investment company) (three funds) (since 2020); Salient MF Trust (investment company) (two funds) (since 2020); Salient Midstream & MLP Fund (investment company) (2012-2018)

Independent Trustees

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Trustee (since 2018)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999-2009); Trustee, Litman Gregory Masters Funds Trust (since 2013); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007-2017).	6	Litman Gregory Funds Trust (since 2013); Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (three funds) (since 2012).
Jonathan P. Carroll Year of Birth: 1961	Trustee (since inception)	President, Lazarus Capital LLC (since 2006); President, Lazarus Energy Holdings, LLC (since 2006); President and CEO, Blue Dolphin Energy Company (since 2012); President and Director, Starlight Relativity Acquisition Company, LLC (since 2019); President and Director, The San Antonio Refinery LLC (since 2019); President and Director, Lazarus San Antonio Refinery LLC (since 2019); private investor (since 1988).	6	Salient Private Access Funds (investment companies) (four funds) (since 2004); Endowment PMF Funds (investment companies) (three funds) (since 2014); Salient MF Trust (investment company) (two funds) (since 2012); Forward Funds (investment company) (three funds) (since 2015); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Starlight Relativity Acquisition Company, LLC (Investment Company) (since 2019); The San Antonio Refinery LLC (energy company) (since 2019); Lazarus San Antonio Refinery LLC (energy company) (since 2019).

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Supplemental Information, continued (Unaudited)

May 31, 2020

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
A. John Gambs Year of Birth: 1945	Trustee (since 2018); Audit Committee Chairperson (since 2018)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011-2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006-2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006-2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011-2016); Member, Board of Governors San Francisco Symphony (since 2001) and Vice President (since 2018); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988-1996); President and Director, Gambs Family Foundation
		(1997-2010).	6	Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (three funds) (since 2012).
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); CEO, National Math and Science Initiative (non-profit) (since 2018); President and Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986-1996).	6	Salient Private Access Funds (investment companies) (four funds) (since 2009); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998); Salient MF Trust (investment company) (two funds) (since 2012); Forward Funds (investment company) (three funds) (since 2015).

25

Supplemental Information, continued (Unaudited)

May 31, 2020

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Haig G. Mardikian Year of Birth: 1947	Trustee (since 2018)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Trustee of the International House of UC Berkeley (2001-2007); Director of the Downtown Association of San Francisco (1982-2006); Director of the Market Street Association (1982-2006); Trustee of Trinity College (1998-2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006-2010); Director of Near East Foundation (since 2007).	6	Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (three funds) (since 1998); Chairman and Director of SIFE Trust Fund (1978-2001).

* This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(1) The Fund Complex for the purposes of this table consists of five (5) open-end funds in the Salient MF Trust and the Forward Funds (each, a “Trust”), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and one (1) public closed-end fund advised by either the Advisor or an affiliate of the Advisor.

26

Supplemental Information, continued (Unaudited)

May 31, 2020

Officers of the Fund Who Are Not Trustees***

Name and Year of Birth(1)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Matt Hibbetts Year of Birth: 1982	Vice President (since 2018)	Chief Financial Officer, Salient (since 2018); Vice President, Salient MF Trust (since 2018); Vice President, Forward Funds (since 2018); Vice President, Salient Midstream & MLP Fund (since 2018); Chief Operating Officer—MLP Investments, Salient (2013-2018).
Thomas Dusenberry Year of Birth: 1977	Treasurer and Principal Financial Officer (since 2020)	Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient MF Trust; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient Midstream and MLP Fund; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Forward Funds; Principal Financial Officer (since 2018) and Treasurer (since 2020), Salient Private Access Funds (four funds); Principal Financial Officer (since 2018) and Treasurer (since 2020), Endowment PMF Funds (three funds); Director of Fund Operations, Salient (since 2016); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001 to 2016).
Paul A. Bachtold Year of Birth: 1973	Chief Compliance Officer (since inception)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (since 2010); Chief Compliance Officer, Endowment PMF Funds (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).
Kristen Bayazitoglu Year of Birth: 1981	Secretary (Since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Forward Funds (2017-2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (since 2017); Vice President, Endowment PMF Funds (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012-June 2017).

(1) The business address of each officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

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Supplemental Information, continued (Unaudited)

May 31, 2020

Form N-Q & N-PORT Filings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Prior to August 31, 2019, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at http://www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies for the period ended June 30 of each year will be available: (i) without charge, upon request, by calling (800) 809-0525, or (ii) by visiting the SEC’s website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the SEC website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

28

Privacy Policy (Unaudited)

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment advisor, sub-advisors, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law.

You may contact us at any time to manage the information we have about you.

You may request from us information about the categories of information we have collected about you, the categories of sources from which your information was collected, the business or commercial purpose for collecting your information, the categories of third parties with whom we share your information, and the specific pieces of information we have about you. You may email us at privacy@salientpartners.com with “Request for Information” in the subject line and in the body of your message to request this information.

You may also request that we delete any information about you that we collected from you. You may email us at privacy@salientpartners.com with “Request to Delete Information” in the subject line and in the body of your message. There are circumstances where we may not be able to fulfil your request and we will let you know if one of those situations arises.

We reserve the right to verify your identity before we process any request relating to your information.

We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

29

4265 San Felipe

8th Floor

Houston, Texas 77027

800-809-0525

www.salientpartners.com

Salient Midstream & MLP Fund

NYSE: SMM

05/21

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item. 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to semi-annual report.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salient Midstream & MLP Fund

By:	/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

Date:	August 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

Date:	August 5, 2020

By:	/s/ Thomas Dusenberry
Thomas Dusenberry
Principal Financial Officer

Date:	August 5, 2020